UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 27, 2023

IMPERALIS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 27, 2023, Imperalis Holding Corp. (the “Company”) held a Special Meeting of Shareholders (the “Meeting”). As of June 5, 2023, the record date for the Meeting, the Company had outstanding and entitled to vote (i) 172,694,837 shares of common stock, $0.001 par value (“Common Stock”) and (ii) 25,000 shares of its outstanding Series A Convertible Redeemable Preferred Stock, which together constitute all of the outstanding voting capital stock of the Company.

At the Meeting, the shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 16, 2023. At the Meeting, shareholders approved all of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal One: Approval of the amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to June 26, 2024, with the exact ratio to be set at a whole number within this range as determined by the Company’s board of directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
653,020,659	1,009,211	100	0

Proposal Two: Approval of the amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 750,000,000 to 2,000,000,000.

For	Against	Abstain	Broker Non-Votes
653,031,592	983,278	15,100	0

Proposal Three: Approval of the Imperalis Holding Corp. 2023 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
653,031,892	982,978	15,100	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERALIS HOLDING CORP.

Dated: June 27, 2023	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer